COMMERCIAL ASSOCIATION OF REALTORS PORTLAND/VANCOUVER

    PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY



                                             Dated: June 10, 2002



BETWEEN: AEI NET LEASE INCOME & GROWTH FUND XIX LTD PARTNERSHIP ("Seller")

AND:     BLW PROPERTIES, LLC AND/OR ASSIGNS                     ("Buyer")


      Buyer agrees to buy, and Seller agrees to sell, on the following terms, the real property and all improvements thereon (the "Property") commonly known as APPLEBEE'S and located at 1220 NW 185TH AVE in the City of BEAVERTON, County of WASHINGTON, Oregon legally described as follows: If no legal description is inserted or attached, Buyer and Seller will attach a legal description upon receipt and reasonable approval by both parties of the Preliminary Commitment or, if applicable, the Survey.

     1. PURCHASE PRICE. The total purchase price is THREE MILLION THREE HUNDRED THOUSAND dollars ($3,300,000) payable as follows:
all cash at closing.

2. EARNEST MONEY RECEIPT. Upon execution of this Agreement, Buyer shall pay FIFTY THOUSAND DOLLARS ($50,000) as earnest money (the "Earnest Money") in the form of cash. The Earnest Money shall be deposited with FIRST AMERICAN TITLE INSURANCE COMPAny (the "Title Company") at the following branch: 200 SW MARKET STREET, SUITE 250 PORTLAND, OR 97201 ATTN: MAVIS KIMBALL (503) 795-7603 FAX: (503) 795-7614. The Earnest Money shall be applied to the payment of the purchase price for the Property at closing. Any interest earned on the Earnest Money shall be considered to be part of the Earnest Money. The Earnest Money shall be returned to Buyer in the event any condition to Buyer's obligation to purchase the Property shall fail to be satisfied or waived through no fault of Buyer.
3. CONDITIONS TO PURCHASE. Buyer's obligation to purchase the Property is conditioned on the following: SEE SECTION 1 OF THE ATTACHED FIRST ADDENDUM TO PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY If Buyer has not given written waiver of these conditions, or stated in writing that these conditions have been satisfied, by written notice given to Seller within SEE
SECTION 1 OF THE ATTACHED FIRST ADDENDUM TO PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY days after the Execution Date (defined below), the Agreement shall be terminated, and the Earnest Money shall be promptly returned to Buyer.
4. PROPERTY INSPECTION. Seller shall permit Buyer and its agents, at Buyer's sole expense and risk, to enter the Property, at reasonable times after reasonable prior notice to Seller and after prior notice to the tenants of the Property as required by the tenant's lease, to conduct inspections, tests, and surveys concerning the structural condition of the improvements, all mechanical, electrical and plumbing systems, hazardous materials, pest infestation, soils conditions, wetlands, American with Disabilities Act compliance, and other matters affecting the suitability of the Property for Buyer's intended use and/or otherwise reasonably related to the purchase of the Property. Such inspections, tests, or other activities described herein shall not, in any way, interfere with the tenant's business or customers or employees. Buyer shall indemnify, hold harmless, and defend Seller and tenant from all liens, costs, and expenses, including reasonable attorneys' fees and experts' fees, arising from or relating to Buyer's or Buyer's agents entry on, and inspection of, the Property. This agreement to indemnify, hold harmless, and defend Seller shall survive closing or any termination of this Agreement.

5. SELLER'S DOCUMENTS. Within SEVEN (7) days after the Execution Date, Seller shall deliver to Buyer, at Buyer's address shown below, legible and complete copies of the following documents, to the extent such items are within Seller's possession: THESE DOCUMENTS ARE LISTED IN SECTION 5 OF THE ATTACHED FIRST ADDENDUM TO PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY.
6. TITLE INSURANCE. Within 10 business days after expiration of the First Due Diligence Period (as defined on the attached First Addendum to Purchase and Sale Agreement and Receipt for Earnest Money), Seller shall deliver to Buyer a preliminary title report from the Title Company (the "Preliminary Commitment"), together with complete and legible copies of all documents shown therein as exceptions to title, showing the status of Seller's title to the Property. Buyer shall have SEVEN (7) days after receipt of a copy of the Preliminary Commitment within which to give written notice to Seller of any OBJECTION BY BUYER TO SUCH TITLE OR TO ANY LIENS OR ENCUMBRANCES AFFECTING THE PROPERTY. WITHIN THREE BUSINESS (3) days after the date of such notice from Buyer, Seller shall give Buyer written notice of whether it is willing and able to remove the objected-to exceptions. Seller shall have no obligation to expend its funds to cure any title objection that does not involve Seller as a signatory to any document evidencing a title exception to which Buyer shall object. Within THREE BUSINESS (3) days after the date of such notice from Seller, Buyer shall elect whether to purchase the Property subject to the objected-to exceptions which Seller is not willing or able to remove or terminate this Agreement, PROVIDED, HOWEVER, THAT THE SEVEN (7) DAYS REFERRED TO ABOVE SHALL BE EXTENDED BY FIVE (5) DAYS FROM RECEIPT BY BUYER OF AN ALTA SURVEY RESPECTING THE PROPERTY FOR THOSE EXCEPTIONS WHICH WILL BE SHOWN ON SAID SURVEY. Buyer shall obtain such survey at Buyer's sole cost and expense in a commercially timely fashion after receipt of the Preliminary Commitment, or if Buyer elects to not obtain said survey, all objections based upon survey shall be deemed waived by Buyer. On or before the Closing Date (defined below), Seller shall remove all exceptions to which Buyer objects and which Seller agrees Seller is willing and able to remove. All remaining exceptions set forth in the Preliminary Commitment and agreed to by Buyer shall be "Permitted Exceptions." The title insurance policy to be delivered by Seller to Buyer at closing shall contain no exceptions other than the Permitted Exceptions and the usual preprinted exceptions in an owner's standard form title insurance policy.

7. DEFAULT; REMEDIES. If the conditions, if any, to Buyer's obligation to close this transaction are satisfied or waived by Buyer and Buyer nevertheless fails, through no fault of Seller, to close the purchase of the Property, Seller's sole remedy shall be to retain in full all Earnest Money paid by Buyer. In the event Seller fails, through no fault of Buyer, to close the sale of the Property, Buyer shall be entitled to pursue any remedies available at law or in equity, including without limitation, the remedy of specific performance.

8. CLOSING OF SALE. SEE SECTION 2 OF THE ATTACHED FIRST ADDENDUM TO PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY. The sale shall be "closed" when the document conveying title is recorded and funds are disbursed to Seller. At closing, Buyer and Seller shall deposit with the Title Company all documents and funds required to close the transaction in accordance with the terms of this Agreement. At closing, Seller shall deliver a certification in a form approved by Buyer that Seller is not a "foreign person" as such term is defined in the Internal Revenue Code and the Treasury Regulations promulgated under the Internal Revenue Code. If Seller is a foreign person and this transaction is not otherwise exempt from FIRPTA regulations, the Title Company shall be instructed by the parties to withhold and pay the amount required by law to the Internal Revenue Service. At closing, Seller shall convey fee simple title to the Property to Buyer by STATUTORY LIMITED OR SPECIAL WARRANTY DEED (the "Deed"). At closing, Seller shall pay for, and deliver to Buyer, a standard form owner's policy of title insurance in the amount of the purchase price insuring fee simple title to the Property in Buyer subject only to the Permitted Exceptions and the standard preprinted exceptions in a standard form policy.

9. CLOSING COSTS. PRORATES. Seller shall pay the premium for the title insurance policy that Seller is required to deliver pursuant to the above paragraph. Seller and Buyer shall each pay one-half of the escrow fees charged by the Title Company, any excise tax, and any transfer tax. Real property taxes for the tax year in which the transaction is closed, assessments (if a Permitted Exception), personal property taxes, rents on existing tenancies paid for the month of closing, interest on assumed obligations, and utilities shall be prorated as of the Closing Date. The parties acknowledge that the Property is subject to a triple net lease and, as such, the Tenant of the Property is responsible for the payment of real property taxes. Therefore, while ultimate responsibility for the payment of real property taxes shall be prorated as aforesaid, no actual closing adjustment for taxes shall be made at closing. Seller shall credit the Buyer with the amount of any escrow being held by Seller from Tenant for the payment of taxes. Prepaid rents, security deposits, and other unearned refundable deposits regarding the tenancies shall be assigned and delivered to Buyer at closing. The Property DOES NOT QUALIFY FOR A SPECIAL TAX ASSESSMENT OR DEFERRAL PROGRAM.

10. POSSESSION. Buyer shall be entitled to exclusive possession of the Property, subject to tenancies existing as of the Closing
Date ON THE CLOSING DATE.

11. CONDITION OF PROPERTY. Seller represents that, to the best of Seller's knowledge: there are no pending or threatened notices of violation of any laws, codes, rules, or regulations applicable to the Property ("Laws"), and Seller is not aware of any such violations or any concealed material defects in the Property. Risk of loss or damage to the Property shall be Seller's until closing and Buyer's at and after closing. No agent of Seller nor any agent of Buyer has made any representations regarding the Property. The real estate licensees named in this Agreement have made no representations to any party regarding the condition of the Property, the operations on or income from the Property, or whether the Property or the use thereof complies with Laws. Except for Seller's representations set forth in this Section 11, Buyer shall acquire the Property "AS IS" with all faults and Buyer shall rely on the results of its own inspection and investigation in Buyer's acquisition of the Property. It shall be a condition of Buyer's obligation to close, and of Seller's right to retain the Earnest Money as of closing, that all of the Seller's representations and warranties stated in this Agreement are materially true and correct on the Closing Date. Seller's representations and warranties stated in this Agreement shall survive closing.

12. PERSONAL PROPERTY. This sale includes the following personal property: NONE.

13. AGENCY DISCLOSURE. The following agency relationship(s) in this transaction is (are) hereby consented to and acknowledged:
     (a)

     (B) SCOTT K. FRANK, CAPITAL PACIFIC, LLC (listing agent if not the same as selling agent) is the agent of (check one): SELLER
EXCLUSIVELY AS SELLER'S AGENT;

     (C) B. SCOTT FULLER, CAPITAL PACIFIC, LLC (real estate licensee) both Seller and Buyer in a limited dual agency relationship pursuant to separate agreement.

                          ACKNOWLEDGED

     Buyer: /s/ BLW Properties LLC   Dated: 6/13/02
        By:   /s/ David J Barra
     Buyer:                          Dated:           Designated
     Seller:                         Dated:           Broker(s)
     Seller:                         Dated:           Initials


     14. NOTICES. Unless otherwise specified, any notice required or permitted in, or related to, this Agreement must be in writing and  signed by the party to be bound. Any notice or payment  will be  deemed  given  when  personally  delivered  or  delivered  by
facsimile   transmission   (with   electronic   confirmation   of
delivery), or will be deemed given on the day following delivery of the notice by reputable overnight courier or through mailing in the U.S. mails, postage prepaid, by the applicable party to the address of the other party shown in this Agreement, unless that day is a Saturday, Sunday, or legal holiday, in which event it will be deemed delivered on the next following business day.
If the deadline under this Agreement for delivery of a notice or payment is a Saturday, Sunday, or legal holiday, such last day will be deemed extended to the next following business day.

15. ASSIGNMENT. Buyer may assign, if the assignee is an entity owned and controlled by Buyer and Buyer remains liable hereunder, this Agreement or Buyer's rights under this Agreement without Seller's prior written consent. If Seller's consent is required for assignment, such consent may be withheld in Seller's sole discretion.

16. ATTORNEYS' FEES. In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including without limitation any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating to this Agreement, the prevailing party shall be entitled to recover from the losing party its attorneys', paralegals', accountants', and other experts' fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

17. STATUTORY LAND USE DISCLAIMER. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM AND FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND WHICH LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS
30.930 IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.

18. MISCELLANEOUS. Time is of the essence of this Agreement. If this transaction has not closed on or before August 30, 2002, through no fault of Seller, this Agreement shall be deemed terminated, and Buyer shall forfeit its Earnest Money to Seller. The facsimile transmission of any signed document including this Agreement shall be the same as delivery of an original. At the request of either party, the party delivering a document by facsimile will confirm facsimile transmission by signing and delivering a duplicate original document. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements between them with respect thereto. Without limiting the provisions of Section 15 of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. The person signing this Agreement on behalf of Buyer and the person signing this Agreement on behalf of Seller each represents, covenants and warrants that such person has full right and authority to enter into this Agreement and to bind the party for whom such person signs this Agreement to the terms and provisions of this Agreement. This Agreement shall not be recorded unless the parties otherwise agree.

19. ADDENDUMS; EXHIBITS. The following named addendums and exhibits are attached to this Agreement and incorporated within this Agreement: FIRST ADDENDUM TO THE PURCHASE AND SALE AGREEMENT
AND RECEIPT FOR EARNEST MONEY.

20. TIME FOR ACCEPTANCE. Seller has until 5:00 p.m. Pacific Time of JUNE 17, 2002 to accept this offer. Acceptance is not effective until a copy of this Agreement which has been signed and dated by Seller is actually received by Buyer. If this offer is not so accepted and signed by both parties by said date, it shall expire and the Earnest Money shall be promptly refunded to Buyer.

21. SELLER'S ACCEPTANCE AND BROKERAGE AGREEMENT. Seller agrees to sell the Property on the terms and conditions in this Agreement and further agrees to pay a commission of THREE PERCENT (3%) of the purchase price. This commission is earned as of the date Seller receives good funds for the full purchase price from this Buyer in the amount reflected on a closing statement signed by Seller and Buyer.

22. EXECUTION DATE. The Execution Date is the later of the two dates shown beneath the parties' signatures below.

23. GOVERNING LAW. This Agreement is made and executed under, and in all respects shall be governed and construed by the laws of the State of Oregon.
CONSULT YOUR ATTORNEY. THIS DOCUMENT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR REVIEW AND APPROVAL PRIOR TO SIGNING. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE COMMERCIAL ASSOCIATION OF REALTORSr PORTLAND/VANCOUVER OR BY THE REAL ESTATE LICENSEES INVOLVED WITH THIS DOCUMENT AS TO THE LEGAL SUFFICIENCY OR TAX CONSEQUENCES OF THIS DOCUMENT.



THIS   FORM   SHOULD  NOT  BE  MODIFIED  WITHOUT   SHOWING   SUCH
MODIFICATIONS BY REDLINING, INSERTION MARKS, OR ADDENDA.

Buyer: BLW Properties, LLC        Seller: AEI Net Lease Income & Growth Fund
       and/or assigns                     XIX Ltd Partnership

                                          AEI Fund Management XIX, Inc.
                                          General Partner

By /s/ David J Barra               By /s/ Robert P Johnson

Title Manager                      Title  Robert P.Johnson, President

Execution Date 6/13/02             Execution Date 6-13-02

Time of Execution 4:30 pm PDT      Time of Execution  4:05 pm

Office Phone (503) 636-9999        Office Phone 800-328-3519

Address 5775 SW Jean Road,         Address 30 E 7th St, Suite 1300
        Suite 106
        Lake Oswego, OR 97035              St. Paul, MN 55101

Fax No. (503) 636-4886             Fax No. (651) 227-7705


      First Addendum to Purchase & Sale Agreement & Receipt
                        for Earnest Money
                       Dated June 10, 2002

Pursuant to Section 19 of the Purchase and Sale Agreement and Receipt of Earnest Money ("Agreement") this addendum is made part of the Agreement dated JUNE 10, 2002, between AEI NET LEASE INCOME & GROWTH FUND XIX LTD PARTNERSHIP as Seller, and BLW PROPERTIES, LLC AND/OR ASSIGNS, as Buyer.

1. CONDITIONS TO PURCHASE: The Buyer's obligation to purchase the property is conditioned on the following:

     A. First Due Diligence Period. Buyer shall have twenty (20) days after the receipt of such documents as are in Seller's possession, to include the documents listed in paragraph 5 below. If Buyer shall notify Seller of Buyer's approval of such Seller's documents, Buyer shall have waived all right to object to Seller's Documents. Seller shall have the affirmative obligation to provide Buyer with any information that may come to Seller's attention that may render the Seller's documents materially inaccurate, and Buyer shall have an additional ten (10) days to object to such information and terminate this Agreement.

     B. REVIEW PERIOD. The Buyer shall have THIRTY (30) days after receipt of documents for its inspection of the property, as provided under Section 4 of this Agreement. If Buyer has not removed this condition by written notice to Seller within the THIRTY (30) day period, the Agreement shall be terminated and the Earnest Money shall be promptly returned to the Buyer

2. CLOSING: The sale shall close within THIRTY (30) days following Buyer's removal of its Conditions to Purchase.

3. EARNEST MONEY: At the time Buyer shall remove or shall be deemed to have waived its Conditions to Closing the Earnest Money shall be non-refundable, but applied at closing to the purchase price, along with any interest earned.

4. 1031 EXCHANGE: Seller shall cooperate with Buyer in connection with Buyer's acquisition of the Property in a manner which allows Buyer to complete the subject purchase transaction as a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code; provided, however, that such cooperation shall not (1) subject Seller to any additional cost or liability;
  (2) delay or otherwise be a condition to the closing of escrow; or (3) require Seller to take title to any real property. Buyer shall cooperate with Seller in a like manner.

5.   SELLER'S DOCUMENTS: TO THE EXTENT IN SELLER'S POSSESSION

     A. Complete copy of tenant lease, including addenda and amendments, if any.
     B. Operating statements (monthly year to date, year- end for the last two years), and the operating budget for the current year.
     C. CAM reconciliation statements for past year, current year and next year budget. N/A.
     D.   Real estate tax statement for current tax year.
     E.   Copies of all service contracts.
     F.   Aged delinquency status.
     G. The most current certified property survey and title insurance information.
     H. Final "as-built" plans and specifications, to the extent available, including structural, mechanical and electrical for all improvements.
     I.   Floor plans with demising walls.
     J. A copy of all reports and studies relating to the environmental, soils, geological, and ground water conditions or the presence or use of any toxic or hazardous substance. If Seller does not have a Phase 1 report, the due diligence period shall be extended to 45 days, to allow Buyer to decide to obtain a Phase I report to Buyer's satisfaction and at Buyer's expense, or to waive this condition to Buyer's obligation hereunder.
     K. Copies of all use permits, building permits, certificate of occupancy and any other similar kinds of governmental approvals and permits.
     L. Inspection reports, such as roof, mechanical, electrical, plumbing, fire/life/safety systems, and structural.
     M. Copy of casualty, liability and other insurance certificates required by tenant's lease or by landlord.
     N.   Tenant financial information including tenant sales.
     O. A schedule of any tenant improvement work Seller is obligated to complete but has not yet completed and capital improvement work in progress or budgeted for the current fiscal year.
     P. Copies of all code violations or citations received during the period of ownership for local, state or national bodies or agencies concerning the property, its commercial tenants, or its ongoing operations.

     All such documents reasonably required by Buyer or Buyer's lender, provided that delivery of these documents shall not delay the acknowledged receipt of Seller's Documents by Buyer.

6. SELLER'S ADDITIONAL REPRESENTATIONS: Subject to the provisions of Section 11 of the Agreement, Seller makes the following additional representations, to the best of its knowledge:

     A. Seller has the authority and power to enter into this Agreement and to consummate the transaction provide for herein.
     B. To the best of Seller's actual knowledge, during the time Seller has owned the Property, Seller's operation of the Property and the condition of the Property has complied with all applicable laws, ordinances, rules, regulations and recorded covenants, conditions and restrictions.
     C. Seller has received no written notice of any pending or threatened litigation, condemnation proceeding or annexation proceeding affecting the Property and has received no written notice of any governmental assessments not disclosed in the Agreement or in the Preliminary Title Report.
     D. As to any tenants that do not provide estoppel certificates as specified in Section 7 below, all allowances, concessions and lease inducements required by such Tenants' leases have been fully satisfied or will be fully satisfied prior to the Closing Date.
     E. No tenant has paid any rent payments more than 30 days in advance of when required by its lease.
     F. Factually based due diligence materials prepared by Seller and furnished to Buyer (as opposed to such materials prepared by unrelated third parties) are true and correct in all material respects, except for any materials which are projections, estimates, pro formas, appraisals and anticipated expenses and profits. Seller makes no representations (though Seller is not aware of any inaccuracies therein) as to the accuracy of any information prepared by third parties that may be supplied to Buyer pursuant to this Agreement.

7. TENANT ESTOPPEL CERTIFICATES: As a condition to closing, Seller shall attempt to provide Buyer with an executed Tenant Estoppel Certificates and Subordination Agreement (collectively "Estoppel") on a form provided by Buyer or Buyer's lender. Said form shall be provided within twenty (20) days from the Execution Date hereof. Seller shall have FOURTEEN (14) days following receipt of the form of Estoppel from Buyer to obtain an executed Estoppel from tenant. Buyer shall have THREE (3) days from receipt of the executed Estoppel to approve or reject same (or the inability of Seller to obtain the same), provided that Buyer may only reject the Estoppel, cancel the Agreement, and receive a refund of all Deposits if the Estoppel is not obtained or reflects a discrepancy materially affecting the economics of the transaction, or a previously undisclosed material breach of the lease.

8. ADDITIONAL SELLER DELIVERIES: In addition to the other items required by the Agreement, Seller will: execute and deliver to Buyer an assignment of all leases, said assignment containing standard reciprocal indemnity language from Buyer and Seller as to post and pre closing Landlord obligations; execute and deliver to Buyer any and all warranties, instruction manuals and similar materials pertaining to the Property or equipment located therein, if any in Seller's possession; deliver to Buyer originally executed copies of all leases; and, if requested by Buyer, deliver a letter to each of the tenants of the Property advising them of the sale of the Property.

9. ADDENDUM CONTROLS: In the event of any inconsistency between the Agreement and the Addendum, the provisions of the Addendum shall control.


                      Approved & Accepted:

Buyer: BLW PROPERTIES, LLC     Seller: AEI NET LEASE INCOME & GROWTH FUND XIX
       and/or assigns                  LTD PARTNERSHIP



    BLW Properties, LLC       AEI Fund Management XIX, Inc.
By: /s/ David J Barra         By: /s/ Robert P Johnson

Date:6/13/02                  Date:6-13-02


                      Capital Pacific, LLC

                    DISCLOSURE ACKNOWLEDGMENT


A. INITIAL ACKNOWLEDGMENT OF SELLER

By my signature below, I acknowledge:
(1) I have received and read and I understand the material set out on the back of this disclosure form.
(2) I understand that a Seller's agent, including a listing real estate licensee, is the agent of the Seller exclusively, unless the Seller and the Buyer otherwise agree.
(3) I understand that, unless otherwise disclosed in writing, all real estate licensees including real estate licensees participating in a multiple listing service are agents of the Seller exclusively.
(4) I understand that a Buyer's agent is the agent of the Buyer exclusively.
(5) I understand that SCOTT K. FRANK (name of licensee) of CAPITAL PACIFIC, LLC (name of real estate organization), the agent presenting this form to me, is (check applicable relationship):
                        my agent as Seller's Agent.
                   [X]  an agent as Buyer's agent.

B. INITIAL ACKNOWLEDGMENT OF PROSPECTIVE BUYER

By my signature below, I acknowledge:
(1) I have received and read and I understand the material set out on the back of this disclosure form.
(2) I understand that a Seller's agent, including a listing agent, is the agent of the Seller exclusively, unless the Seller and the Buyer otherwise agree.
(3) I understand that, unless otherwise disclosed in writing, all real estate licensees including real estate licensees participating in a multiple listing service are agents of the Seller exclusively.
(4) I understand that I may engage my own agent to be my Buyer's agent.
(5) I understand that   (name of licensee) of   (name of real
estate organization), the agent presenting this form to me is (check applicable relationship):
                       an agent of the Seller.
                       my agent as Buyer's agent.


SIGNATURES
(Circle applicable title)  AEI NET LEASE INCOME & GROWTH FUND XIX
                           LTD PARTNERSHIP
                           BY:  AEI FUND MANAGEMENT, INC
 Buyer/SELLER:    BY: /s/  Robert P Johnson    Date: 6-13-02
 Buyer/Seller:                                 Date:
 Agent to sign and date:
                   /s/ Scott K Frank   Real Estate Licensee
                       Scott K. Frank, Capital Pacific, LLC
                          Real Estate Organization


             BUYER'S LIMITED AUTHORIZATION REGARDING
                        IN-COMPANY SALES

By my initials below, I acknowledge:
(1) A situation may arise wherein the licensee I have hired to be my agent may also be the agent for the Seller of specific real property I wish to acquire.
(2) If this situation arises, I authorize my agent to act as an in-company agent for that specific real property after making a reasonably diligent effort to contact me in order to obtain my consent.
(3) I have read and understand the "In-Company Sales" section on the reverse side of this form.
(4) The following information, which has previously been disclosed by the Buyer to the agent, is confidential and is not to be disclosed to the Seller.

UNDERSTOOD AND AGREED:              (Initials)

            SELLER'S LIMITED AUTHORIZATION REGARDING
                        IN-COMPANY SALES

By my initials below, I acknowledge:
(1) A situation may arise wherein the licensee I have hired to be my agent may also be the agent for the Buyer who wishes to acquire my real property.
(2) If this situation arises, I authorize my agent to act as an in-company agent for that specific real property after making a reasonably diligent effort to contact me in order to obtain my consent.
(3) I have read and understand the "In-Company Sales" section on the reverse side of this form.
(4) The following information, which has previously been disclosed by the Seller to the agent, is confidential and is not to be disclosed to the Buyer.

UNDERSTOOD AND AGREED:              (Initials)

SIGNATURES
(Circle applicable title)    BLW PROPERTIES LLC
 BUYER/Seller:         By:/s/  David J Barra   Date: 6/13/02
 Buyer/Seller:                                 Date:
 Buyer/Seller:                                 Date:

Agent to sign and date:
                     /s/ B Scott Fuller        Real Estate Licensee

                 B. Scott Fuller Capital Pacific, LLC
                       Real Estate Organization

                                               Real Estate Licensee
                        Capital Pacific, LLC
                      Real Estate Organization


                    DISCLOSURE REGARDING AGENCY RELATIONSHIP(S)
              (As required by Oregon Revised Statutes Chapter 696)


     An agency relationship arises whenever two persons agree that one is to act on behalf of the other and in accordance with the other's directions. The creation of an agency relationship imposes certain legal duties on the agent.
     Before a Seller or a Buyer enters into a discussion with a real estate licensee regarding a real property transaction, the Seller and the Buyer should each understand what type of agency relationship or representation the Buyer and the Seller may have with each agent in that transaction.


                         SELLER'S AGENT

     An agent who acts under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent has affirmative obligations (under Section 3 of this 1993 Act):
     (1) To the Seller: The fiduciary duties of loyalty, obedience, disclosure, confidentiality, reasonable care and diligence, and accounting in dealings with the Seller.
     (2) To the Buyer and to the Seller: Honest dealing and disclosure.


                          BUYER'S AGENT

     A real estate licensee other that the Seller's agent can agree with the Buyer to act as the agent for the Buyer only. In this situation, the Buyer's agent is not representing the Seller, even if the Buyer's agent is receiving compensation for services rendered, either in full or in part, from the Seller or through the Seller's agent. A Buyer's agent has the affirmative obligations (under Section 4 of this 1993 Act):
     (1) To the Buyer: The fiduciary duties of loyalty, obedience, disclosure, confidentiality, reasonable care and diligence, and accounting in dealings with the Buyer.
     (2) To the Buyer and to the Seller: Honest dealing and disclosure.


                       SELLERS AND BUYERS

     None of the foregoing duties of the agent in a real estate transaction relieves a Seller or a Buyer from the responsibility to protect the Seller's or Buyer's own interests respectively. The Seller and the Buyer should carefully read all agreements to assure that the agreements adequately express the Seller's or the Buyer's understanding of the transaction.


                        IN-COMPANY SALES

     (1) A licensee, acting either alone or through one or more licensees within the same real estate organization, may give limited representation to both the Seller and the Buyer in a real estate transaction.
     (2) In an In-Company Agreement, the agent acting as an in-company agent has the following affirmative obligations to both the Seller and the Buyer:
     (a) Loyalty, obedience, disclosure, confidentiality and accounting in dealings with both the Seller and the Buyer. HOWEVER, IN REPRESENTING BOTH THE SELLER AND THE BUYER, THE LICENSEE SHALL NOT, WITHOUT THE EXPRESS WRITTEN PERMISSION OF THE RESPECTIVE PERSON, DISCLOSE TO THE OTHER PERSON:
      (i) That the Seller will accept a price lower than or terms less favorable than the listing price or terms; or
      (ii) That the Buyer will pay a price higher than or terms more favorable than the offering price and terms; or
      (iii) Other than price and terms, confidential information specifically designated as such in writing by the Buyer or Seller as set out on the front of this disclosure or attached to it.
     (iv)  Reasonable care and diligence.
     (v)    Honest dealing.


     THE ACTS OF THE AGENTS MAY CAUSE LEGAL LIABILITY TO THE
PRINCIPALS. A REAL ESTATE LICENSEE IS QUALIFIED TO ADVISE ON REAL
      ESTATE; IF YOU DESIRE LEGAL ADVICE, CONSULT A LAWYER.